EXHIBIT (10) (v)
----------------


                     REGISTRATION RIGHTS AGREEMENT


           This Registration Rights Agreement (this "Agreement") is made and entered into as of October 10, 1997, between Banyan Strategic Realty Trust, a Massachusetts business trust (together with all of its successors, by merger or otherwise, the "Company"), and the purchasers listed on the signature pages hereto (the "Purchasers"; individually referred to as a "Purchaser").

                               RECITALS

           WHEREAS, the Company has entered into a Share Purchase
Agreement, dated as of October 10, 1997 (the "Share Purchase Agreement"; all capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Share Purchase Agreement), by and among the Company and the Purchasers;

           WHEREAS, the Purchasers are or will be holders of the Company's convertible notes (issued pursuant to a Convertible Term Loan Agreement dated as of October 10, 1997, the "Term Loan Agreement") which according to the terms thereof may be converted into Series A Convertible Preferred Shares, to be created by the Company in connection with the Amendment to Declaration of Trust (as such term is defined in the Term Loan Agreement), which shares are in turn, convertible into Common Shares. (Such Series A Convertible Preferred Shares and Common Shares being referred to collectively as the "New Shares").

           WHEREAS, pursuant to the Share Purchase Agreement the Company has agreed to issue to the Purchasers on the Closing Date 2,192,501 shares of Beneficial Interests, no par value, of the Company (the "Initial Shares" and, together with the New Shares, the "Purchased Shares");

           WHEREAS, the Purchased Shares have not been registered under the Securities Act and are subject to restrictions on resale or other disposition;

           WHEREAS, the Company desires to grant on behalf of itself and all successors, and the Purchasers desire to accept, the registration rights set forth in this Agreement in respect of the Registrable Shares, as defined herein; and

           WHEREAS, execution and delivery of this Agreement by the parties hereto is a condition precedent to the closing of the Share Purchase Agreement.

                               AGREEMENT

           NOW, THEREFORE, in consideration of the mutual promises contained herein and intending to be legally bound the parties agree as follows:

           SECTION 1.  DEFINITIONS.

           As used in this Agreement, the following terms shall have the following respective meanings:

           "Holder" means the Purchasers and any transferee or assignee as permitted under Section 7 hereof.

           "Registrable Shares" means the Purchased Shares issued to the Holders, including any securities issued in respect thereof pursuant to a stock dividend, stock split, recapitalization or similar event. As to any particular Registrable Shares, once issued such securities shall cease to be Registrable Shares when (A) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, or (B) such securities shall have been sold in accordance with Rule 144 (or any successor provision) under the Securities Act.

           The terms "register," "registered" and "registration" refer to the preparation and filing with the SEC of a registration statement or similar document in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement or document.

           "Registration Expenses" means all expenses, except Selling Expenses, incurred by the Company and the Holders while complying with
Section 2 of this Agreement. Registration Expenses shall include, without limitation, all registration and filing fees and other qualification fees, blue sky fees, printing expenses and fees and disbursements of the Company's and the Holders' accountants and legal counsel incurred in any registration pursuant to Section 2.

           "SEC" means the United States Securities and Exchange
Commission or any successor agency.

           "Securities Act" means the Securities Act of 1933, as amended from time to time, and any successor statute.

           "Selling Expenses" means all underwriting discounts, selling commissions and stock transfer taxes relating to any Holder's registered securities.

           SECTION 2.  REGISTRATION.

           (a) PIGGYBANK REGISTRATION STATEMENT. If the Company proposes to register any equity securities (or securities convertible into or exchangeable for equity securities), whether or not for sale for its own account (other than a registration relating to the sale of securities to participants in a dividend reinvestment plan, a registration on Form S-4 relating to a business combination or similar transaction permitted to be registered on such Form S-4, a registration on Form S-8 relating to the sale of securities to participants in a stock or employee benefit plan and registrations pursuant to Section 2(b) of this Agreement) the Company will give written notice to all Holders of the Company's intention to effect such a registration and include in such registration all Registrable Shares with respect to which the Company has received written notice from a Holder for inclusion therein within 30 days after the date of the Company's notice (in such capacity such Holder a "Requesting Holder"); PROVIDED, HOWEVER, that:

           (i) if, at any time after giving written notice of its intention to register any securities and, prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each Holder requesting inclusion therein, and, thereupon, the Company shall be relieved of its obligation to register any Registrable Shares in connection with such withdrawn or unfiled registration (but not of its obligation to pay the Registration Expenses in connection therewith pursuant to Section 3 hereto); and

           (ii) if such registration shall be in connection with an underwritten public offering and the underwriter or managing underwriter, as the case may be, shall advise the Company that in its opinion the number of shares requested to be included in such registration or offering exceeds the number of such securities which can be sold in such offering, the amount to be registered shall be allocated pro rata among the Company and among the Requesting Holders desiring to participate in such registration and the other holders of the Company's securities requested to be included in such registration, based on the numbers of shares initially proposed to be included by the Company and/or such holders; PROVIDED, HOWEVER, that if such underwritten public offering is (x) the first to occur after the date hereof and (y) completed prior to March 31, 1999, then the amount to be registered shall be allocated first to the Company, second pro rata among the Requesting Holders desiring to participate in such registration, based on the numbers of shares initially proposed to be included by such Requesting Holders, and then pro rata among the other holders of the Company's securities requested to be included in such registration, based on the numbers of shares initially proposed to be included by such holders; and

           (iii) if any registration pursuant to this Section 2(a) is an underwritten public offering:

                 (A) the Requesting Holders shall not have the right to select the managing underwriter to administer such offering; and

                 (B) the Requesting Holders agree to enter into customary agreements (including, if requested, an underwriting agreement), and take such other customary actions in connection therewith as the Company or the underwriter(s) shall reasonably request in order to consummate such registration.

           (b) DEMAND REGISTRATION STATEMENT. The Holder(s) of Registrable Shares having an estimated offering price of $2.5 million or more (the "Requisite Holders") may at any time, by delivery of written notice to the Company, request that the Company register the offer and sale of all or a portion of the Registrable Shares held by such Holders under the Securities Act and register or qualify under applicable securities laws, and, subject to the provisions of this Agreement, the Company shall effect such demand registration promptly; PROVIDED, HOWEVER, that the Company shall have no obligation under this Section 2(b) if the sale of the Registrable Shares by the Holders is then covered under any other registration statement (including, pursuant to Section 2(a) hereof) that includes such shares on a continuing basis.

           Each notice to the Company delivered pursuant to the preceding paragraph shall set forth (i) the names of the Requisite Holders requesting registration ("Demanding Holders") and the number of shares to be sold by each and (ii) the proposed manner of sale. Within ten (10) days after receipt of notice from the Demanding Holders, the Company shall notify all Holders who are not Demanding Holders and offer to them the opportunity to include their shares in such registration. Each such Holder shall have 20 days following delivery of such notice to elect, by notice to the Company, to have such Holder's Registrable Shares included in such registration.
The maximum number of such demands under this Section 2(b) shall be two
(2). A demand registration will not count as a demand registration hereunder unless it is declared effective by the SEC and remains effective for at least ninety (90) days or such shorter period which shall terminate when all of the Registrable Shares covered by such demand registration have been sold pursuant to such demand registration; PROVIDED, HOWEVER, that in the event a registration statement is withdrawn at the request of the Demanding Holders, such Demanding Holders will forfeit the demand registration rights granted pursuant to this Section 2(b). These rights are in addition to, and shall not limit, the registration rights of the Holders of Registrable Shares granted pursuant to Section 2(a) hereunder. Except as expressly provided in this Section 2(b), no holder of Company securities shall be entitled to participate in a registration under this
Section 2(b).

           If the managing underwriter of an underwritten offering under this Section 2(b) advises the Company in writing that in its opinion the number of shares requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration only the number of shares which in the opinion of such underwriter can be sold. If the number of shares which can be sold is less than the number of shares proposed to be registered, the amount to be so registered shall be allocated pro rata among the Holders of Registrable Shares desiring to participate in such registration.

           If any of the Registrable Shares covered by a demand registration are to be sold in an underwritten offering, the Demanding Holders shall have the right to select the managing underwriter(s) to administer the offering, subject to the approval of the Holders of a majority in interest of the Registrable Shares to be included therein, which approvals shall not be unreasonably withheld.

           (c) NOTICE OF EFFECTIVENESS. Upon declaration of effectiveness by the SEC of a registration statement filed pursuant to this Agreement, the Company shall give written notice thereof to each Holder whose Registrable Shares are included in such registration statement.

           (d) BLACKOUT PERIODS. Following the effective date of any registration statement filed pursuant to this Section 2, the Company shall be entitled, from time to time, to notify the Holders to discontinue offers or sales of securities pursuant to such registration statement for Registrable Shares for the period of time stated in such notice, up to a maximum of one hundred eighty (180) consecutive days (such notice being a "Blackout Notice"), if the Company determines, in its reasonable business judgment, that the disclosure required in connection with such offers and sales would materially damage the prospects for successfully completing an acquisition, corporate reorganization, securities offering or other voluntary transaction undertaken by the Company (which the Company would not be required to disclose at such time other than in connection with the Purchasers' registration statement) that is material to the Company and its subsidiaries taken as a whole. Such notice shall be signed by an authorized officer of the Company and shall certify such determination. Each Holder agrees that upon receipt of a Blackout Notice such Holder shall discontinue offers or sales of Registrable Shares pursuant to any such registration statement for the period of time stated in the Blackout Notice (up to a maximum of one hundred eighty (180) consecutive days) and the time period set forth in subsection 2(e) shall be tolled during such period.
The Company shall not cause more than 180 days within any period of 360 consecutive days to be subjected to Blackout Notices and shall use its best commercially reasonable efforts to minimize the period of time subjected to Blackout Notices.

           (e) EFFECTIVENESS OF REGISTRATION STATEMENTS. the Company shall cause any registration statement filed pursuant to this Section 2 to remain effective for at least ninety (90) days after it is declared or ordered effective or until the Holders have completed the distribution described therein, whichever first occurs.

           SECTION 3.  EXPENSES OF REGISTRATION.

           The Company shall bear the Registration Expenses arising out of all registrations hereunder; PROVIDED, HOWEVER, that all Selling Expenses relating to the securities of any Holder whose Purchased Shares are included in such registration (the "Participating Holder") shall be borne by the Participating Holder and the Company shall have no liability therefor.

           SECTION 4.  REGISTRATION PROCEDURES.

           For each registration, qualification or compliance carried out by the Company pursuant to this Agreement, the Company shall give each Holder written notice of the initiation of such registration, qualification or compliance and the Company will:

           (a) provide to each Holder participating in such registration a reasonable number of copies, without charge, of the registration statement, preliminary prospectus, final prospectus and any other documents as may reasonably be necessary to facilitate a public offering;

           (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during the effectiveness of such registration statement;

           (c) use its best efforts to register or qualify all securities covered by such registration statement under such securities or blue sky laws of such jurisdiction as each Holder shall reasonably request, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in any such jurisdiction or to consent generally to service of process in any such jurisdiction; and

           (d) immediately notify each Holder of Purchased Shares covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of any such Holder prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Purchased Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

           SECTION 5.  INFORMATION BY HOLDER.

           Each Holder of Registrable Shares participating in any registration shall provide the Company, when requested, with written information regarding itself, its ownership of securities of the Company, the distribution proposed by such Holder and such other information as may be legally required in connection with such registration. Such writing shall expressly state that it is being furnished to the Company for use in the preparation of a registration statement, preliminary prospectus, supplementary prospectus, final prospectus or amendment or supplement thereto, as the case may be. Each Holder agrees, by its acceptance of the benefits provided to it hereunder, to furnish promptly to the Company all information required to be disclosed in order to make any previously furnished information not misleading.

           SECTION 6.  INDEMNIFICATION.

           (a)   The Company will indemnify each Holder of Purchased
Shares covered by any such registration statement, its officers, directors and partners and each person who controls such Holder within the meaning of
Section 15 of the Securities Act against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including without limitation any of the foregoing incurred in the defense and settlement of any litigation, (i) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, preliminary prospectus, prospectus or documents incorporated by reference therein, or based upon any omission (or alleged omission) of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) incurred or arising out of any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act; PROVIDED, HOWEVER, that the Company will not be under an obligation to indemnify any Holder if any of the foregoing are made in reliance upon information furnished to the Company by such Holder in writing expressly for inclusion in such registration statement.

           (b) Each Holder participating in a registration pursuant to this Agreement will indemnify the Company, its directors and officers, each person who controls the Company within the meaning of Section 15 of the Securities Act, and each other Holder and each of its officers and directors and each person controlling such Holder within the meaning of
Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities incurred (or actions in respect thereof) arising out of any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or based upon any omission (or alleged omission) of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent made in reliance upon information furnished to the Company by such Holder in writing expressly for inclusion in such registration statement.

           (c) Each party entitled to indemnification under this Section 6 ("Indemnified Party") shall give prompt notice to the party required to provide indemnification ("Indemnifying Party") as soon as the Indemnified Party has actual knowledge of any claim for which indemnity may be sought, and shall permit Indemnifying Party to assume and control the defense of any such claim or any litigation resulting therefrom, provided that Indemnified Party will have the right to select counsel, subject to the approval of the Indemnifying Party (whose approval shall not be unreasonably withheld), to defend such claim or litigation, and provided further that Indemnified Party may participate in such defense at Indemnified Party's expense. The Indemnifying Party shall not, without the prior written consent of the Indemnified Party, consent to the entry of any judgment or enter into any settlement which (i) provides for any remedy other than the prompt payment of damages (and expenses) by the Indemnifying Party, without the admission of wrongdoing on the part of the Indemnified Party and (ii) does not include an unconditional provision releasing Indemnified Party from all liability in respect of such claim or litigation. The failure of any Indemnified Party to give notice of a claim subject to indemnification shall not relieve Indemnifying Party of its obligations under this Agreement except to the extent the failure to give such notice is materially prejudicial to Indemnifying Party's ability to defend such claim. Notwithstanding anything to the contrary in this paragraph, the Indemnifying Party shall not have the right to assume the defense for matters as to which there is a conflict of interest with, or separate and different defenses available to, the Indemnified Party. In defending such a claim the Indemnified Party shall conduct the defense and settlement thereof, but the expenses, fees and disbursements therefore shall be promptly paid by the Indemnifying Party.

           (d) If the indemnification provided for in this Section 6 is unavailable to or unenforceable by the Company or the Holders (or their controlling persons) in respect of any expenses, claims, losses, damages, and liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such expenses, claims, losses, damages and liabilities in such proportions as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Parties in connection with the actions or inactions which resulted in such expenses, claims, losses, damages, and liabilities, as well as any other relevant equitable considerations (including the relative fault and indemnification or contribution obligations of other relevant parties). The relative fault of the Indemnifying Party on the one hand and of the Indemnified Parties on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party, and by such party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

           The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the

Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

           (e)   The obligations of the Company and Holders under this
Section 6 shall survive the completion of any offering of Registrable Shares in a registration statement under this Agreement, and otherwise.

           SECTION 7.  TRANSFER OF REGISTRATION RIGHTS.

           Any Holder's rights under this Agreement may be assigned or transferred (in whole or in part) to any party who is or becomes a holder of Registrable Shares.

           SECTION 8.  AMENDMENT OF REGISTRATION RIGHTS.

           Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Holders of a majority of the Registrable Shares then outstanding. Any amendment or waiver effected in accordance with this
Section 8 shall be binding upon each Holder, each transferee or assignee of Holder pursuant to Section 7 of this Agreement.

           SECTION 9.  TERMINATION OF REGISTRATION RIGHTS.

           No Holder shall be entitled to exercise any right provided for in Section 2 of this Agreement after the tenth anniversary of the date hereof.

           SECTION 10.  NOTICES.

           All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made
(i) when delivered personally or by telecopier, (ii) if to a party in the same country as the mailing party, when mailed first class registered or certified mail, postage prepaid, or (iii) if to a party in a different country from the sending party, on the second day following deposit with a reputable commercial air courier, charges prepaid, to each respective party as shown below:

           (a) If to the holders of Registrable Shares, to the addresses shown on the signature page(s) hereto (or as otherwise instructed in writing from time to time), with a copy to:

                 O'Melveny & Myers LLP
                 400 South Hope Street
                 Los Angeles, California 90071
                 Attention: Jack B Hicks III, Esq.
                 Telecopier: (213) 669-6407

           (b)   If to the Company to:

                 Banyan Strategic Realty Trust
                 150 South Wacker Drive
                 Chicago, Illinois 60606
                 Attention: General Counsel
                 Telecopier: (312) 553-0450

           with a copy to:

                 Shefsky & Froelich Ltd.
                 444 North Michigan Avenue
                 Chicago, Illinois 60611
                 Attention: Michael J. Choate, Esq.
                 Telecopier: (312) 527-5921

           SECTION 11.  PARTIES IN INTEREST.

           This Agreement shall be binding upon and inure to the benefit of each party, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement. Nothing in this Agreement is intended to relieve or discharge the obligation of any third person to any party to this Agreement.

           SECTION 12.  COUNTERPARTS.

           This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

           SECTION 13.  HEADINGS.

           The headings in this Agreement are for convenience only and shall not limit or otherwise affect the meaning hereof.

           SECTION 14.  GOVERNING LAW; JURISDICTION.

           This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflict of law.

           Each party hereby irrevocably submits to and accepts for itself and its properties, generally and unconditionally, the exclusive jurisdiction of and service of process pursuant to the laws of the State of New York and the rules of its courts, waives any defense of forum non conveniens and agrees to be bound by any judgment rendered thereby arising under or out of in respect of or in connection with this Agreement or any related document or obligation. Each party further irrevocably designates and appoints the individual identified in or pursuant to Section 10 hereof to receive notices (not copies) on its behalf, as its agent to receive on its behalf service of all process in any such action before any body, such service being hereby acknowledged to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to each party at its address provided in Section 10; PROVIDED that, unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of the service of such process. If any agent so appointed refuses to accept service, the designating party hereby agrees that service of process sufficient for personal jurisdiction in any action against it in the applicable jurisdiction may be made by registered or certified mail, return receipt requested, to its address provided in Section 10. Each party hereby acknowledges that such service shall be effective and binding in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law.

           SECTION 15.  SEVERABILITY.

           In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

           SECTION 16.  ENTIRE AGREEMENT.

           This Agreement contains the entire understanding of the parties with respect to the subject matter of this Agreement.

           IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


     COMPANY:    BANYAN STRATEGIC REALTY TRUST,
                 a Massachusetts business trust


                 By:              /s/ LEONARD G. LEVINE
                                  ------------------------------
                 Printed Name:    Leonard G. Levine
                                  ------------------------------
                 Title:           President
                                  ------------------------------





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                                  S-1

     PURCHASERS:

                 RESTART PARTNERS, L.P.,
                 a Delaware limited partnership

                 By:  PRIME GROUP L.P.,
                      a Delaware limited partnership,
                      its General Partner

                      By:   PRIME GROUP, INC.,
                            a Delaware corporation,
                            its General Partner

                            By: David A. Ericson
                                  (whose signature appears below),
                                  Authorized Agent




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                                  S-2

                 RESTART PARTNERS II, L.P.,
                 a Delaware limited partnership

                 By:  PRIME GROUP II, L.P.,
                      a Delaware limited partnership,
                      its General Partner

                      By:   PRIME GROUP, INC.,
                            a Delaware corporation,
                            its General Partner

                            By: David A. Ericson
                                  (whose signature appears below),
                                  Authorized Agent



                 RESTART PARTNERS III, L.P.,
                 a Delaware limited partnership

                 By:  PRIME GROUP III, L.P.,
                      a Delaware limited partnership,
                      its General Partner

                      By:   PRIME GROUP, INC.,
                            a Delaware corporation,
                            its General Partner

                            By: David A. Ericson
                                  (whose signature appears below),
                                  Authorized Agent



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                                  S-3

                 RESTART PARTNERS IV, L.P.,
                 a Delaware limited partnership

                 By:  PRIME GROUP IV, L.P.,
                      a Delaware limited partnership,
                      its General Partner

                      By:   PRIME GROUP, INC.,
                            a Delaware corporation,
                            its General Partner

                            By: David A. Ericson
                                  (whose signature appears below),
                                  Authorized Agent



                 RESTART PARTNERS V, L.P.,
                 a Delaware limited partnership

                 By:  PRIME GROUP V, L.P.,
                      a Delaware limited partnership,
                      its General Partner

                      By:   PRIME GROUP INC.,
                            a Delaware corporation,
                            its General Partner

                            By: David A. Ericson
                                  (whose signature appears below),
                                  Authorized Agent




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                                  S-4

                 ENDOWMENT RESTART, LLC,
                 a Delaware limited liability company

                 By:  ENDOWMENT PRIME, LLC,
                      a Delaware limited liability company,
                      its General Partner

                      By:   David A. Ericson
                            (whose signature appears below),
                            Authorized Agent



                 MORGENS WATERFALL INCOME PARTNERS, L.P.
                 a New York limited partnership

                 By:  MW CAPITAL, LLC
                      a Delaware limited liability company
                      its General Partner

                      By:   David A. Ericson
                            (whose signature appears below),
                            Authorized Agent


                 /s/ DAVID A. ERICSON
                 ____________________________________________
                 David A. Ericson,
                 for the entities and in the capacities described above

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                                  S-5

                 Notice Address for all Purchasers:
                 ---------------------------------

                      Morgens, Waterfall, Vintiadis & Company, Inc. 10 East 50th Street
                      New York, New York 10022
                      Attention:  Mr. David A. Ericson
                                  and
                                  General Counsel



























































                                  S-6